Filed Pursuant To Rule 433

Registration No. 333-275079

October 19, 2023

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Grayscale Bitcoin Trust

Grayscale Bitcoin Trust (BTC) Form S-3 (10/19/2023)

Oct 19, 2023

Grayscale Bitcoin Trust (BTC) Form 8-K (10/19/2023)

Oct 19, 2023

Grayscale Bitcoin Trust (BTC) Form 8-K (9/5/2023)

Sep 06, 2023

Grayscale Bitcoin Trust (BTC) Form 8-K (8/29/2023)

Aug 29, 2023

Grayscale Bitcoin Trust (BTC) Form 10-Q (Q2 2023)

Aug 04, 2023

Grayscale Bitcoin Trust (BTC) Form 8-K (7/29/2023)

Aug 02, 2023

Grayscale Bitcoin Trust (BTC) Form 8-K (6/17/2023)

Jun 23, 2023

Grayscale Bitcoin Trust (BTC) Form 8-K (6/20/2023)

Jun 23, 2023

Grayscale Bitcoin Trust (BTC) Form 10-Q (Q1 2023)

May 05, 2023

Grayscale Bitcoin Trust (BTC) Form 10-K (2022)

Mar 01, 2023

Grayscale Bitcoin Trust (BTC) Form 8-K (12/19/2022)

Dec 19, 2022

Grayscale Bitcoin Trust (BTC) Form 10-Q (Q3 2022)

Nov 04, 2022

Grayscale Bitcoin Trust (BTC) Form 8-K (10/29/2022)

Nov 03, 2022

Grayscale Bitcoin Trust (BTC) Form 8-K (10/3/2022)

Oct 03, 2022

Grayscale Bitcoin Trust (BTC) Form 8-K (09/27/22)

Sep 29, 2022

Grayscale Bitcoin Trust (BTC) Form 10-Q (Q2 2022)

Aug 05, 2022

Grayscale Bitcoin Trust (BTC) Form 10-Q (Q1 2022)

May 06, 2022

Grayscale Bitcoin Trust (BTC) Form 8-K (03/02/22)

Mar 04, 2022

Grayscale Bitcoin Trust (BTC) Form 10-K (2021)

Feb 25, 2022

Grayscale Bitcoin Trust (BTC) Form 8-K (02/01/22)

Feb 04, 2022

Grayscale Bitcoin Trust (BTC) Form 8-K (01/11/22)

Jan 13, 2022

Grayscale Bitcoin Trust (BTC) Form 10-Q (Q3 2021)

Nov 05, 2021

Grayscale Bitcoin Trust (BTC) Form 8-K (10/20/21)

Oct 21, 2021

Grayscale Bitcoin Trust (BTC) Form 8-K (10/19/21)

Oct 19, 2021

Grayscale Bitcoin Trust (BTC) Form 10-Q (Q2 2021)

Aug 06, 2021

Grayscale Bitcoin Trust (BTC) Form 8-K (07/09/2021)

Jul 13, 2021

Grayscale Bitcoin Trust (BTC) Form 10-Q (Q1 2021)

May 07, 2021

Grayscale Bitcoin Trust (BTC) Form 8-K (04/30/21)

May 03, 2021

Grayscale Bitcoin Trust (BTC) Form 8-K (04/05/21)

Apr 05, 2021

Grayscale Bitcoin Trust (BTC) Form 8-K (03/10/21)

Mar 10, 2021

Grayscale Bitcoin Trust (BTC) Form 10-K (2020)

Mar 05, 2021

Grayscale Bitcoin Trust (BTC) Form 8-K (02/18/21)

Feb 23, 2021

Grayscale Bitcoin Trust (BTC) Form 8-K (02/11/21)

Feb 17, 2021

Grayscale Bitcoin Trust (BTC) Form 8-K (01/27/21)

Feb 01, 2021

Grayscale Bitcoin Trust (BTC) Form 8-K (01/15/20)

Jan 21, 2021

Grayscale Bitcoin Trust (BTC) Form 8-K (01/14/20)

Jan 14, 2021

Grayscale Bitcoin Trust (BTC) Form 8-K (12/31/20)

Jan 07, 2021

Grayscale Bitcoin Trust (BTC) Form 8-K (12/23/20)

Dec 29, 2020

Grayscale Bitcoin Trust (BTC) Form 8-K (12/18/20)

Dec 23, 2020

Grayscale Bitcoin Trust (BTC) Form 8-K (12/11/20)

Dec 16, 2020

Grayscale Bitcoin Trust (BTC) Form 8-K (12/3/20)

Dec 09, 2020

Grayscale Bitcoin Trust (BTC) Form 8-K (11/27/20)

Dec 02, 2020

Grayscale Bitcoin Trust (BTC) Form 8-K (11/20/20)

Nov 25, 2020

Grayscale Bitcoin Trust (BTC) Form 8-K (11/13/20)

Nov 19, 2020

Grayscale Bitcoin Trust (BTC) Form 8-K (11/05/20)

Nov 10, 2020

Grayscale Bitcoin Trust (BTC) Form 10-Q (Q3 2020)

Nov 06, 2020

Grayscale Bitcoin Trust (BTC) Form 8-K (10/27/20)

Nov 02, 2020

Grayscale Bitcoin Trust (BTC) Form 8-K (10/15/20)

Oct 21, 2020

Grayscale Bitcoin Trust (BTC) Form 8-K (10/14/20)

Oct 14, 2020

Grayscale Bitcoin Trust (BTC) Form 8-K (09/23/20)

Sep 29, 2020

Grayscale Bitcoin Trust (BTC) Form 8-K (09/03/20)

Sep 10, 2020

Grayscale Bitcoin Trust (BTC) Form 8-K (08/26/20)

Sep 01, 2020

Grayscale Bitcoin Trust (BTC) Form 8-K (08/14/20)

Aug 20, 2020

Grayscale Bitcoin Trust (BTC) Form 8-K (08/06/20)

Aug 12, 2020

Grayscale Bitcoin Trust (BTC) Form 10-Q (Q2 2020)

Aug 07, 2020

Grayscale Bitcoin Trust (BTC) Form 8-K (07/24/20)

Jul 30, 2020

Grayscale Bitcoin Trust (BTC) Form 8-K (07/15/20)

Jul 15, 2020

Grayscale Bitcoin Trust (BTC) Form 8-K (06/19/20)

Jun 25, 2020

Grayscale Bitcoin Trust (BTC) Form 8-K (06/11/20)

Jun 17, 2020

Grayscale Bitcoin Trust (BTC) Form 8-K (05/29/20)

Jun 04, 2020

Grayscale Bitcoin Trust (BTC) Form 8-K (05/20/20)

May 27, 2020

Grayscale Bitcoin Trust (BTC) Form 8-K (05/13/20)

May 19, 2020

Grayscale Bitcoin Trust (BTC) Form 8-K (05/06/20)

May 12, 2020

Grayscale Bitcoin Trust (BTC) Form 10-Q (Q1 2020)

May 08, 2020

Grayscale Bitcoin Trust (BTC) Form 8-K (04/29/20)

May 05, 2020

Grayscale Bitcoin Trust (BTC) Form 8-K (04/24/20)

Apr 30, 2020

Grayscale Bitcoin Trust (BTC) Form 8-K (04/17/20)

Apr 23, 2020

Grayscale Bitcoin Trust (BTC) Form 8-K (04/16/20)

Apr 17, 2020

Grayscale Bitcoin Trust (BTC) Form 8-K (03/21/20)

Mar 25, 2020

Grayscale Bitcoin Trust (BTC) Form 10-K (2019)

Mar 20, 2020

Grayscale Bitcoin Trust (BTC) Form 8-K (03/04/20)

Mar 10, 2020

Grayscale Bitcoin Trust (BTC) Form 8-K (02/21/20)

Feb 27, 2020

Grayscale Bitcoin Trust (BTC) Form 8-K (02/10/20)

Feb 14, 2020

Grayscale Bitcoin Trust (BTC) Form 8-K (01/24/20)

Jan 27, 2020

Grayscale Bitcoin Trust (BTC) Form 8-K (01/21/20)

Jan 24, 2020

Grayscale Bitcoin Trust (BTC) Form 10

Dec 31, 2019

Grayscale Bitcoin Trust Annual Report (2018)

Feb 22, 2019

Grayscale Bitcoin Trust (GBTC) (the “Trust”) has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Trust has filed with the SEC for more complete information about the Trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the Trust or any authorized participant will arrange to send you the prospectus (when available) if you request it by emailing info@grayscale.com or by contacting Grayscale Securities, LLC 290 Harbor Drive, Stamford, CT 06902.

Grayscale Bitcoin Cash Trust

Grayscale Bitcoin Cash Trust (BCH) Form 10-K (2023)

Sep 01, 2023

Grayscale Bitcoin Cash Trust (BCH) Form 8-K (7/29/2023)

Aug 02, 2023

Grayscale Bitcoin Cash Trust (BCH) Form 8-K (6/20/2023)

Jun 23, 2023

Grayscale Bitcoin Cash Trust (BCH) Form 10-Q (Q3 2023)

May 05, 2023

Grayscale Bitcoin Cash Trust (BCH) Form 8-K (4/29/2023)

May 04, 2023

Grayscale Bitcoin Cash Trust (BCH) Form 10-Q (Q2 2023)

Feb 08, 2023

Grayscale Bitcoin Cash Trust (BCH) Form 8-K (01/28/2023)

Feb 02, 2023

Grayscale Bitcoin Cash Trust (BCH) Form 8-K (11/10/2022)

Nov 16, 2022

Grayscale Bitcoin Cash Trust (BCH) Form 10-Q (Q1 2023)

Nov 04, 2022

Grayscale Bitcoin Cash Trust (BCH) Form 8-K (10/3/2022)

Oct 03, 2022

Grayscale Bitcoin Cash Trust (BCH) Form 8-K (09/27/22)

Sep 29, 2022

Grayscale Bitcoin Cash Trust (BCH) Form 10-K (2022)

Sep 01, 2022

Grayscale Bitcoin Cash Trust (BCH) Form 8-K (07/23/22)

Jul 28, 2022

Grayscale Bitcoin Cash Trust (BCH) Form 10-Q (Q3 2022)

May 06, 2022

Grayscale Bitcoin Cash Trust (BCH) Form 8-K (03/02/22)

Mar 04, 2022

Grayscale Bitcoin Cash Trust (BCH) Form 10-Q (Q2 2022)

Feb 10, 2022

Grayscale Bitcoin Cash Trust (BCH) Form 8-K (02/01/22)

Feb 04, 2022

Grayscale Bitcoin Cash Trust (BCH) Form 10 Amendment No. 4

Feb 04, 2022

Grayscale Bitcoin Cash Trust (BCH) Form 8-K (01/11/22)

Jan 13, 2022

Grayscale Bitcoin Cash Trust (BCH) Form 8-K (12/9/21)

Dec 10, 2021

Grayscale Bitcoin Cash Trust (BCH) Form 10-Q (Q1 2022)

Nov 05, 2021

Grayscale Bitcoin Cash Trust (BCH) Form 10 Amendment No. 3

Nov 04, 2021

Grayscale Bitcoin Cash Trust (BCH) Form 10 Amendment No. 2

Sep 22, 2021

Grayscale Bitcoin Cash Trust (BCH) Form 10 Amendment No. 1

Sep 03, 2021

Grayscale Bitcoin Cash Trust (BCH) Form 10

Jul 12, 2021

BCH - Quarterly Report - Q3 2021

May 07, 2021

BCH - Quarterly Report - Q2 2021

Feb 12, 2021

BCH - Quarterly Report - Q1 2021

Nov 06, 2020

BCH - Annual Report - 2020

Sep 23, 2020

BCH - Annual Report - 2019

Jul 24, 2020

BCH - Quarterly Report - Q3 2019

Jul 24, 2020

Grayscale Ethereum Trust

Grayscale Ethereum Trust (ETH) Form 8-K (10/02/2023)

Oct 02, 2023

Grayscale Ethereum Trust (ETH) Form 8-K (09/18/2023)

Sep 18, 2023

Grayscale Ethereum Trust (ETH) Form 10-Q (Q2 2023)

Aug 04, 2023

Grayscale Ethereum Trust (ETH) Form 8-K (6/17/2023)

Jun 23, 2023

Grayscale Ethereum Trust (ETH) Form 8-K (6/20/2023)

Jun 23, 2023

Grayscale Ethereum Trust (ETH) Form 10-Q (Q1 2023)

May 05, 2023

Grayscale Ethereum Trust (ETH) Form 8-K (3/16/2023)

Mar 16, 2023

Grayscale Ethereum Trust (ETH) Form 10-K (2022)

Mar 01, 2023

Grayscale Ethereum Trust (ETH) Form 8-K (01/28/2023)

Feb 02, 2023

Grayscale Ethereum Trust (ETH) Form 8-K (11/10/2022)

Nov 16, 2022

Grayscale Ethereum Trust (ETH) Form 10-Q (Q3 2022)

Nov 04, 2022

Grayscale Ethereum Trust (ETH) Form 8-K (10/3/2022)

Oct 03, 2022

Grayscale Ethereum Trust (ETH) Form 8-K (09/27/22)

Sep 29, 2022

Grayscale Ethereum Trust (ETH) Form 8-K (9/26/22)

Sep 26, 2022

Grayscale Ethereum Trust (ETH) Form 8-K (9/16/22)

Sep 16, 2022

Grayscale Ethereum Trust (ETH) Form 10-Q (Q2 2022)

Aug 05, 2022

Grayscale Ethereum Trust (ETH) Form 8-K (07/23/22)

Jul 28, 2022

Grayscale Ethereum Trust (ETH) Form 10-Q (Q1 2022)

May 06, 2022

Grayscale Ethereum Trust (ETH) Form 8-K (03/02/22)

Mar 04, 2022

Grayscale Ethereum Trust (ETH) Form 10-K (2021)

Feb 25, 2022

Grayscale Ethereum Trust (ETH) Form 8-K (02/01/22)

Feb 04, 2022

Grayscale Ethereum Trust (ETH) Form 8-K (01/11/22)

Jan 13, 2022

Grayscale Ethereum Trust (ETH) Form 10-Q (Q3 2021)

Nov 05, 2021

Grayscale Ethereum Trust (ETH) Form 10-Q (Q2 2021)

Aug 06, 2021

Grayscale Ethereum Trust (ETH) Form 10-Q (Q1 2021)

May 07, 2021

Grayscale Ethereum Trust (ETH) Form 10-K (2020)

Mar 05, 2021

Grayscale Ethereum Trust (ETH) Form 8-K (02/19/21)

Feb 24, 2021

Grayscale Ethereum Trust (ETH) Form 8-K (02/11/21)

Feb 17, 2021

Grayscale Ethereum Trust (ETH) Form 8-K (02/10/21)

Feb 12, 2021

Grayscale Ethereum Trust (ETH) Form 8-K (02/03/21)

Feb 08, 2021

Grayscale Ethereum Trust (ETH) Form 8-K (01/14/21)

Jan 14, 2021

Grayscale Ethereum Trust (ETH) Form 8-K (12/31/20)

Jan 07, 2021

Grayscale Ethereum Trust (ETH) Form 8-K (12/08/20)

Dec 11, 2020

Grayscale Ethereum Trust (ETH) Form 8-K (12/02/20)

Dec 09, 2020

Grayscale Ethereum Trust (ETH) Form 8-K (11/25/20)

Dec 02, 2020

Grayscale Ethereum Trust (ETH) Form 8-K (11/20/20)

Nov 25, 2020

Grayscale Ethereum Trust (ETH) Form 8-K (11/13/20)

Nov 19, 2020

Grayscale Ethereum Trust (ETH) Form 8-K (11/5/20)

Nov 10, 2020

Grayscale Ethereum Trust (ETH) Form 10-Q (Q3 2020)

Nov 06, 2020

Grayscale Ethereum Trust (ETH) Form 8-K (10/30/20)

Nov 05, 2020

Grayscale Ethereum Trust (ETH) Form 8-K (10/15/20)

Oct 21, 2020

Grayscale Ethereum Trust (ETH) Form 8-K (10/14/20)

Oct 14, 2020

Grayscale Ethereum Trust (ETH) Form 8-K (10/05/20)

Oct 09, 2020

Grayscale Ethereum Trust (ETH) Form 10 Amendment No.1

Oct 02, 2020

ETH - Annual Report - 2019

Mar 20, 2020

ETH - Information and Disclosure Statement

May 23, 2019

Grayscale Ethereum Classic Trust

Grayscale Ethereum Classic Trust (ETC) Form 10-Q (Q2 2023)

Aug 04, 2023

Grayscale Ethereum Classic Trust (ETC) Form 8-K (6/17/2023)

Jun 23, 2023

Grayscale Ethereum Classic Trust (ETC) Form 8-K (6/20/2023)

Jun 23, 2023

Grayscale Ethereum Classic Trust (ETC) Form 10-Q (Q1 2023)

May 05, 2023

Grayscale Ethereum Classic Trust (ETC) Form 10-K (2022)

Mar 01, 2023

Grayscale Ethereum Classic Trust (ETC) Form 10-Q (Q3 2022)

Nov 04, 2022

Grayscale Ethereum Classic Trust (ETC) Form 8-K (10/3/2022)

Oct 03, 2022

Grayscale Ethereum Classic Trust (ETC) Form 8-K (09/27/22)

Sep 29, 2022

Grayscale Ethereum Classic Trust (ETC) Form 10-Q (Q2 2022)

Aug 05, 2022

Grayscale Ethereum Classic Trust (ETC) Form 10-Q (Q1 2022)

May 06, 2022

Grayscale Ethereum Classic Trust (ETC) Form 8-K (4/1/22)

Apr 01, 2022

Grayscale Ethereum Classic Trust (ETC) Form 8-K (03/02/22)

Mar 04, 2022

Grayscale Ethereum Classic Trust (ETC) Form 10-K (2021)

Feb 25, 2022

Grayscale Ethereum Classic Trust (ETC) Form 8-K (02/1/22)

Feb 04, 2022

Grayscale Ethereum Classic Trust (ETC) Form 10 Amendment No. 4

Feb 04, 2022

Grayscale Ethereum Classic Trust (ETC) Form 8-K (01/11/22)

Jan 13, 2022

Grayscale Ethereum Classic Trust (ETC) Form 8-K (12/9/21)

Dec 10, 2021

Grayscale Ethereum Classic Trust (ETC) Form 10-Q (Q3 2021)

Nov 05, 2021

Grayscale Ethereum Classic Trust (ETC) Form 10 Amendment No. 3

Nov 04, 2021

Grayscale Ethereum Classic Trust (ETC) Form 10 Amendment No. 2

Sep 22, 2021

Grayscale Ethereum Classic Trust (ETC) Form 10 Amendment No. 1

Sep 03, 2021

Grayscale Ethereum Classic Trust (ETC) Form 10

Jul 12, 2021

ETC - Information and Disclosure Statement

May 02, 2018

ETC - Quarterly Report - Q1 2018

May 09, 2018

ETC - Quarterly Report - Q2 2018

Aug 06, 2018

ETC - Quarterly Report - Q3 2018

Nov 09, 2018

ETC - Annual Report - 2018

Feb 22, 2019

ETC - Quarterly Report - Q1 2019

May 14, 2019

ETC - Quarterly Report - Q2 2019

Aug 09, 2019

ETC - Quarterly Report - Q3 2019

Nov 11, 2019

ETC - Annual Report - 2019

Mar 20, 2020

ETC - Quarterly Report - Q1 2020

May 08, 2020

ETC - Quarterly Report - Q2 2020

Aug 12, 2020

ETC - Quarterly Report - Q3 2020

Nov 06, 2020

ETC - Annual Report - 2020

Mar 25, 2021

ETC - Quarterly Report - Q1 2021

May 07, 2021

ETC - Quarterly Report - Q2 2021

Aug 06, 2021

Grayscale Litecoin Trust

Grayscale Litecoin Trust (LTC) Form 10-K (2023)

Sep 01, 2023

Grayscale Litecoin Trust (LTC) Form 8-K (7/29/2023)

Aug 02, 2023

Grayscale Litecoin Trust (LTC) Form 8-K (6/20/2023)

Jun 23, 2023

Grayscale Litecoin Trust (LTC) Form 10-Q (Q3 2023)

May 05, 2023

Grayscale Litecoin Trust (LTC) Form 10-Q (Q2 2023)

Feb 08, 2023

Grayscale Litecoin Trust (LTC) Form 8-K (1/28/2023)

Feb 02, 2023

Grayscale Litecoin Trust (LTC) Form 8-K (11/10/2022)

Nov 16, 2022

Grayscale Litecoin Trust (LTC) Form 10-Q (Q1 2023)

Nov 04, 2022

Grayscale Litecoin Trust (LTC) Form 8-K (10/3/2022)

Oct 03, 2022

Grayscale Litecoin Trust (LTC) Form 8-K (09/27/22)

Sep 29, 2022

Grayscale Litecoin Trust (LTC) Form 10-K (2022)

Sep 01, 2022

Grayscale Litecoin Trust (LTC) Form 8-K (07/23/22)

Jul 28, 2022

Grayscale Litecoin Trust (LTC) Form 10-Q (Q3 2022)

May 06, 2022

Grayscale Litecoin Trust (LTC) Form 8-K (03/02/22)

Mar 04, 2022

Grayscale Litecoin Trust (LTC) Form 10-Q (Q2 2022)

Feb 10, 2022

Grayscale Litecoin Trust (LTC) Form 8-K (02/01/22)

Feb 04, 2022

Grayscale Litecoin Trust (LTC) Form 10 Amendment No. 4

Feb 04, 2022

Grayscale Litecoin Trust (LTC) Form 8-K (01/11/22)

Jan 13, 2022

Grayscale Litecoin Trust (LTC) Form 8-K (12/9/21)

Dec 10, 2021

Grayscale Litecoin Trust (LTC) Form 10-Q (Q1 2022)

Nov 05, 2021

Grayscale Litecoin Trust (LTC) Form 10 Amendment No. 3

Nov 04, 2021

Grayscale Litecoin Trust (LTC) Form 10 Amendment No. 2

Sep 22, 2021

Grayscale Litecoin Trust (LTC) Form 10 Amendment No. 1

Sep 03, 2021

Grayscale Litecoin Trust (LTC) Form 10

Jul 12, 2021

LTC - Quarterly Report - Q3 2021

May 07, 2021

LTC - Quarterly Report - Q2 2021

Feb 12, 2021

LTC - Quarterly Report - Q1 2021

Nov 06, 2020

LTC - Annual Report - 2020

Sep 23, 2020

LTC - Quarterly Report - Q3 2020

Jul 24, 2020

LTC - Annual Report - 2019

Jul 24, 2020

Grayscale Stellar Lumens

Grayscale Stellar Lumens Trust (XLM) Form 10-Q (Q3 2023)

Aug 04, 2023

Grayscale Stellar Lumens Trust (XLM) Form 8-K (6/20/2023)

Jun 23, 2023

Grayscale Stellar Lumens Trust (XLM) Form 10-Q (Q2 2023)

May 05, 2023

Grayscale Stellar Lumens Trust (XLM) Form 10-Q (Q1 2023)

Feb 08, 2023

Grayscale Stellar Lumens Trust (XLM) Form 8-K (01/28/2023)

Feb 02, 2023

Grayscale Stellar Lumens Trust (XLM) Form 10-K (2022)

Nov 21, 2022

Grayscale Stellar Lumens Trust (XLM) Form 8-K (11/04/2022)

Nov 09, 2022

Grayscale Stellar Lumens Trust (XLM) Form 8-K (10/03/22)

Oct 07, 2022

Grayscale Stellar Lumens Trust (XLM) Form 8-K (09/27/22)

Sep 29, 2022

Grayscale Stellar Lumens Trust (XLM) Form 10-Q (Q3 2022)

Aug 05, 2022

Grayscale Stellar Lumens Trust (XLM) Form 8-K (10/3/2022)

Oct 03, 2022

XLM - Information and Disclosure Statement

Oct 18, 2021

XLM - Quarterly Report - Q3 2021

Oct 18, 2021

XLM - Annual Report - 2021

Nov 22, 2021

XLM - Quarterly Report - Q1 2022

Feb 10, 2022

XLM - Quarterly Report - Q2 2022

May 06, 2022

Grayscale Zcash Trust

Grayscale Zcash Trust (ZEC) Form 10-Q (Q2 2023)

Aug 04, 2023

Grayscale Zcash Trust (ZEC) Form 8-K (6/20/2023)

Jun 23, 2023

Grayscale Zcash Trust (ZEC) Form 10-Q (Q1 2023)

May 05, 2023

Grayscale Zcash Trust (ZEC) Form 8-K (4/29/2023)

May 04, 2023

Grayscale Zcash Trust (ZEC) Form 10-K (2022)

Mar 01, 2023

Grayscale Zcash Trust (ZEC) Form 8-K (01/28/2022)

Feb 02, 2023

Grayscale Zcash Trust (ZEC) Form 10-Q (Q3 2022)

Nov 04, 2022

Grayscale Zcash Trust (ZEC) Form 8-K (10/03/22)

Oct 07, 2022

Grayscale Zcash Trust (ZEC) Form 8-K (10/3/2022)

Oct 03, 2022

Grayscale Zcash Trust (ZEC) Form 8-K (09/27/22)

Sep 29, 2022

Grayscale Zcash Trust (ZEC) Form 10-Q (Q2 2022)

Aug 05, 2022

ZEC - Quarterly Report - Q1 2022

May 06, 2022

ZEC - Annual Report - 2021

Feb 25, 2022

ZEC - Quarterly Report - Q3 2021

Nov 05, 2021

ZEC - Quarterly Report - Q2 2021

Oct 18, 2021

ZEC - Information and Disclosure Statement

Oct 18, 2021

Grayscale Horizen Trust

Grayscale Horizen Trust (ZEN) Form 10-Q (Q3 2023)

Aug 04, 2023

Grayscale Horizen Trust (ZEN) Form 8-K (6/16/2023)

Jun 23, 2023

Grayscale Horizen Trust (ZEN) Form 8-K (6/20/2023)

Jun 23, 2023

Grayscale Horizen Trust (ZEN) Form 10-Q (Q2 2023)

May 05, 2023

Grayscale Horizen Trust (ZEN) Form 8-K (04/21/2023)

Apr 26, 2023

Grayscale Horizen Trust (ZEN) Form 8-K (04/04/2023)

Apr 06, 2023

Grayscale Horizen Trust (ZEN) Form 10-Q (Q1 2023)

Feb 08, 2023

Grayscale Horizen Trust (ZEN) Form 8-K (01/04/2023)

Jan 06, 2023

Grayscale Horizen Trust (ZEN) Form 10-K (2022)

Nov 21, 2022

Grayscale Horizen Trust (ZEN) Form 8-K (11/04/2022)

Nov 09, 2022

Grayscale Horizen Trust (ZEN) Form 8-K (10/03/22)

Oct 07, 2022

Grayscale Horizen Trust (ZEN) Form 8-K (10/3/2022)

Oct 03, 2022

Grayscale Horizen Trust (ZEN) Form 8-K (09/27/22)

Sep 29, 2022

Grayscale Horizen Trust (ZEN) Form 10-Q (Q2 2022)

Aug 05, 2022

ZEN - Quarterly Report - Q2 2022

May 06, 2022

ZEN - Quarterly Report - Q1 2022

Feb 10, 2022

ZEN - Annual Report - 2021

Nov 22, 2021

ZEN - Quarterly Report - Q3 2021

Oct 18, 2021

ZEN - Information and Disclosure Statement

Oct 18, 2021

Grayscale Digital Large Cap Fund

Grayscale Digital Large Cap Fund LLC Form 8-K (10/04/2023)

Oct 05, 2023

Grayscale Digital Large Cap Fund LLC Form 8-K (09/18/2023)

Sep 18, 2023

Grayscale Digital Large Cap Fund LLC Form 10-K (2023)

Sep 01, 2023

Grayscale Digital Large Cap Fund LLC Form 8-K (07/06/2023)

Jul 07, 2023

Grayscale Digital Large Cap Fund LLC Form 8-K (6/16/2023)

Jun 23, 2023

Grayscale Digital Large Cap Fund LLC Form 8-K (6/20/2023)

Jun 23, 2023

Grayscale Digital Large Cap Fund LLC Form 10-Q (Q3 2023)

May 05, 2023

Grayscale Digital Large Cap Fund LLC Form 8-K (04/05/2023)

Apr 06, 2023

Grayscale Digital Large Cap Fund LLC Form 8-K (3/16/2023)

Mar 16, 2023

Grayscale Digital Large Cap Fund LLC Form 10-Q (Q2 2023)

Feb 08, 2023

Grayscale Digital Large Cap Fund LLC Form 8-K (01/05/2023)

Jan 06, 2023

Grayscale Digital Large Cap Fund LLC Form 8-K (11/11/2022)

Nov 16, 2022

Grayscale Digital Large Cap Fund LLC Form 10-Q (Q1 2023)

Nov 04, 2022

Grayscale Digital Large Cap Fund LLC Form 8-K (10/5/2022)

Oct 06, 2022

Grayscale Digital Large Cap Fund LLC Form 8-K (10/3/2022)

Oct 03, 2022

Grayscale Digital Large Cap Fund LLC Form 8-K (09/27/22)

Sep 29, 2022

Grayscale Digital Large Cap Fund LLC Form 8-K (9/26/22)

Sep 26, 2022

Grayscale Digital Large Cap Fund LLC Form 8-K (9/16/22)

Sep 16, 2022

Grayscale Digital Large Cap Fund LLC Form 10-K (2022)

Sep 01, 2022

Grayscale Digital Large Cap Fund LLC Form 8-K (07/07/22)

Jul 08, 2022

Grayscale Digital Large Cap Fund LLC Form 8-K (06/29/2022)

Jun 29, 2022

Grayscale Digital Large Cap Fund LLC Form 10-Q (Q3 2022)

May 06, 2022

Grayscale Digital Large Cap Fund LLC Form 8-K (04/30/22)

May 04, 2022

Grayscale Digital Large Cap Fund LLC Form 8-K (04/05/22)

Apr 08, 2022

Grayscale Digital Large Cap Fund LLC Form 8-K (03/02/22)

Mar 04, 2022

Grayscale Digital Large Cap Fund LLC Form 10-Q (Q2 2022)

Feb 10, 2022

Grayscale Digital Large Cap Fund LLC Form 8-K (02/01/22)

Feb 04, 2022

Grayscale Digital Large Cap Fund LLC Form 10 Amendment No. 5

Feb 04, 2022

Grayscale Digital Large Cap Fund LLC Form 10 Amendment No. 4

Jan 20, 2022

Grayscale Digital Large Cap Fund LLC Form 8-K (01/11/22)

Jan 13, 2022

Grayscale Digital Large Cap Fund LLC Form 10 Amendment No. 3

Nov 29, 2021

Grayscale Digital Large Cap Fund LLC Form 10-Q (Q1 2022)

Nov 05, 2021

Grayscale Digital Large Cap Fund LLC Form 8-K (10/01/21)

Oct 06, 2021

Grayscale Digital Large Cap Fund LLC Form 10-K (2021)

Sep 27, 2021

Grayscale Digital Large Cap Fund LLC Form 10 Amendment No. 2

Aug 13, 2021

Grayscale Digital Large Cap Fund LLC Form 8-K (07/30/21)

Jul 30, 2021

Grayscale Digital Large Cap Fund LLC Form 10 Amendment No. 1

Jun 25, 2021

Grayscale Digital Large Cap Fund LLC Form 10

May 13, 2021

GDLC - Quarterly Report - Q3 2021

May 13, 2021

GDLC - Quarterly Report - Q2 2021

Feb 12, 2021

GDLC - Quarterly Report - Q1 2021

Nov 06, 2020

GDLC - Annual Report - 2020

Sep 23, 2020

GDLC - Quarterly Report - Q3 2020

May 08, 2020

GDLC - Quarterly Report - Q2 2020

Feb 13, 2020

GDLC - Quarterly Report - Q1 2020

Nov 11, 2019

GDLC - Information and Disclosure Statement

Oct 15, 2019

Grayscale Livepeer Trust

LPT - Quarterly Report - Q2 2023

Aug 11, 2023

LPT – Quarterly Report – Q1 2023

May 12, 2023

LPT - Annual Report - 2022

Mar 14, 2023

LPT - Quarterly Report - Q3 2022

Nov 10, 2022

LPT - Quarterly Report - Q2 2022

Aug 11, 2022

LPT - Quarterly Report - Q1 2022

May 16, 2022

LPT - Information and Disclosure Statement

May 16, 2022

Grayscale Decentraland Trust

MANA - Quarterly Report - Q2 2023

Aug 11, 2023

MANA – Quarterly Report – Q1 2023

May 12, 2023

MANA - Annual Report - 2022

Mar 14, 2023

MANA - Quarterly Report - Q3 2022

Nov 10, 2022

MANA - Quarterly Report - Q2 2022

Aug 11, 2022

MANA - Quarterly Report - Q1 2022

May 16, 2022

MANA - Annual Report 2021

May 16, 2022

Grayscale Chainlink Trust

LINK - Quarterly Report - Q2 2023

Aug 11, 2023

LINK – Quarterly Report – Q1 2023

May 12, 2023

LINK - Annual Report - 2022

Mar 14, 2023

LINK - Quarterly Report - Q3 2022

Nov 10, 2022

LINK - Quarterly Report - Q2 2022

Aug 11, 2022

LINK - Quarterly Report - Q1 2022

May 16, 2022

LINK - Annual Report 2021

May 16, 2022

Grayscale Basic Attention Token Trust

BAT - Quarterly Report - Q2 2023

Aug 11, 2023

BAT – Quarterly Report – Q1 2023

May 12, 2023

BAT - Annual Report - 2022

Mar 14, 2023

BAT - Quarterly Report - Q3 2022

Nov 10, 2022

BAT - Quarterly Report - Q2 2022

Aug 11, 2022

BAT - Quarterly Report - Q1 2022

May 16, 2022

BAT - Annual Report 2021

May 16, 2022

Grayscale Filecoin Trust

FIL - Quarterly Report - Q2 2023

Aug 11, 2023

FIL – Quarterly Report – Q1 2023

May 12, 2023

FIL - Annual Report - 2022

Mar 14, 2023

FIL - Quarterly Report - Q3 2022

Nov 10, 2022

FIL - Quarterly Report - Q2 2022

Aug 10, 2022

FIL - Quarterly Report - Q1 2022

May 16, 2022

FIL - Information and Disclosure Statement

May 16, 2022

Grayscale Decentralized Finance Fund

DEFI - Annual Report - 2023

Sep 01, 2023

DEFI – Quarterly Report – Q3 2023

May 12, 2023

DEFI – Quarterly Report – Q2 2023

Feb 08, 2023

DEFI – Quarterly Report – Q1 2023

Dec 08, 2022

DEFI - Information and Disclosure Statement

Dec 08, 2022

Grayscale Solana Trust

SOL - Quarterly Report - Q2 2023

Aug 11, 2023

SOL – Quarterly Report – Q1 2023

May 12, 2023

SOL - Information and Disclosure Statement

Apr 17, 2023

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Grayscale Investments, LLC (“Grayscale”) is the parent holding company of Grayscale Advisors, LLC (“GSA”), an SEC-registered investment adviser, as well Grayscale Securities, LLC (“GSS”), an SEC-registered broker/dealer and member of FINRA. Grayscale is not registered as an investment adviser under the Investment Advisers Act of 1940 and none of the investment products sponsored or managed by Grayscale (“Products”) are registered under the Investment Company Act of 1940.

Investments managed by GSA are registered under the Investment Company Act of 1940 and subject to the rules and regulations of the Securities Act of 1933 and Investment Advisers Act of 1940.

Carefully consider each Product’s investment objectives, risk factors, fees and expenses before investing. This and other information can be found in each Product’s private placement memorandum, which may be obtained from Grayscale and, for each Product that is an SEC reporting company, the SEC’s website, or for each Product that reports under the OTC Markets Alternative Reporting Standards, the OTC Markets website. Reports prepared in accordance with the OTC Markets Alternative Reporting Standards are not prepared in accordance with SEC requirements and may not contain all information that is useful for an informed investment decision. Read these documents carefully before investing.

Investments in the Products are speculative investments that involve high degrees of risk, including a partial or total loss of invested funds. Grayscale Products are not suitable for any investor that cannot afford loss of the entire investment. The shares of each Product are intended to reflect the price of the digital asset(s) held by such Product (based on digital asset(s) per share), less such Product’s expenses and other liabilities. Because each Product does not currently operate a redemption program, there can be no assurance that the value of such Product’s shares will reflect the value of the assets held by such Product, less such Product’s expenses and other liabilities, and the shares of such Product, if traded on any secondary market, may trade at a substantial premium over, or a substantial discount to, the value of the assets held by such Product, less such Product’s expenses and other liabilities, and such Product may be unable to meet its investment objective.

This information should not be relied upon as research, investment advice, or a recommendation regarding any products, strategies, or any security in particular. This material is strictly for illustrative, educational, or informational purposes and is subject to change.

The shares of each Product are not registered under the Securities Act of 1933 (the “Securities Act”), the Securities Exchange Act of 1934 (except for Products that are SEC reporting companies), the Investment Company Act of 1940, or any state securities laws. The Products are offered in private placements pursuant to the exemption from registration provided by Rule 506(c) under Regulation D of the Securities Act and are only available to accredited investors. As a result, the shares of each Product are restricted and subject to significant limitations on resales and transfers. Potential investors in any Product should carefully consider the long-term nature of an investment in that Product prior to making an investment decision. The shares of certain Products are also publicly quoted on OTC Markets and shares that have become unrestricted in accordance with the rules and regulations of the SEC may be bought and sold throughout the day through any brokerage account.

The Products are distributed by Grayscale Securities, LLC (Member FINRA/SIPC).

© 2023 Grayscale Investments, LLC. All rights reserved. The GRAYSCALE and GRAYSCALE INVESTMENTS logos, graphics, icons, trademarks, service marks and headers are registered and unregistered trademarks of Grayscale Investments, LLC in the United States.

Prior to October 3, 2022, the Products were distributed by Genesis Global Trading, Inc. (Member FINRA/SIPC, MSRB Registered).

Grayscale Bitcoin Trust (GBTC) (the “Trust”) has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Trust has filed with the SEC for more complete information about the Trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the Trust or any authorized participant will arrange to send you the prospectus (when available) if you request it by emailing info@grayscale.com or by contacting Grayscale Securities, 290 Harbor Drive, Stamford, CT 06902.